Exhibit (a)(1)(ii)

The Instructions accompanying the Letter of Transmittal should be read carefully before completing this Letter of Transmittal. Please contact the Depositary or the Dealer Manager or your investment dealer, stock broker, bank, trust company or other financial advisor if you have any questions or require assistance in completing this Letter of Transmittal.

Offer to purchase for cash up to C$1,500,000,000 in value

of common shares of Imperial Oil Limited at a purchase price of not less than C$72.50 and not more than C$87.00 per common share

LETTER OF TRANSMITTAL

To be used to Deposit

Common Shares

of

Imperial Oil Limited

Pursuant to the Offer (as defined herein)

Dated November 4, 2022

THE OFFER WILL BE OPEN FOR ACCEPTANCE UNTIL 5:00 P.M. (CALGARY TIME) ON DECEMBER 9, 2022 UNLESS THE OFFER IS WITHDRAWN, EXTENDED OR VARIED BY THE COMPANY (THE “EXPIRATION DATE”)

The Depositary is:

COMPUTERSHARE INVESTOR SERVICES INC.

By Mail Computershare Investor Services Inc. P.O. Box 7023 31 Adelaide Street East Toronto ON M5C 3H2 Attention: Corporate Actions	By Hand, Registered Mail or by Courier: Computershare Investor Services Inc. 100 University Avenue 8th Floor Toronto ON M5J 2Y1 Attention: Corporate Actions

For Inquiries Only

Email: corporateactions@computershare.com

Toll Free in Canada and the U.S.: 1 (800) 564-6253

Outside North America: 1 (514) 982-7555

This Letter of Transmittal is to be used only if certificates for Shares (as defined below) are to be forwarded with it, pursuant to Section 5 of the Offer, “Procedure for Depositing Shares”.

This Letter of Transmittal, properly completed and duly executed, together with all other required documents, must accompany the certificates for the common shares (the “Shares”) of Imperial Oil Limited (“Imperial” or the “Company”) deposited pursuant to the offer to purchase dated November 4, 2022 (together with any amendments, supplements or variations thereto, the “Offer”) and must be delivered or sent to and received by Computershare Investor Services Inc. (the “Depositary”) at one of the addresses set forth above on or prior to the Expiration Date.

The terms and conditions of the Offer are incorporated by reference in this Letter of Transmittal. Capitalized terms used and not defined in this Letter of Transmittal have the meanings ascribed to them in the Offer that accompanies this Letter of Transmittal and the accompanying issuer bid circular dated November 4, 2022 (the “Circular”). In the case of any inconsistency between the terms of this Letter of Transmittal and the Offer, the terms of the Offer shall prevail. Shareholders should carefully consider the income tax consequences of having Shares being purchased under the Offer. See Section 13 of the Circular, “Income Tax Considerations” accompanying this Letter of Transmittal. Please also read carefully the instructions set forth below before completing this Letter of Transmittal.

All references to “$” and “dollars” in this Letter of Transmittal mean Canadian dollars and all references to “U.S. dollars” in this Letter of Transmittal mean United States dollars, unless otherwise indicated.

Shareholders whose certificates are not immediately available or who cannot deliver their certificates and all other required documents with this Letter of Transmittal to the Depositary by the Expiration Date must deposit their Shares according to the guaranteed delivery procedure set forth in Section 5 of the Offer, “Procedure for Depositing Shares”. See Instruction 2 in this Letter of Transmittal.

A Shareholder who wishes to deposit Shares under the Offer and who holds such shares through an investment dealer, stock broker, bank, trust company or other financial advisor should immediately contact such nominee in order to take the necessary steps to be able to deposit such shares under the Offer. See Section 5 of the Offer, “Procedure for Depositing Shares”.

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN PROVIDED HEREIN DOES NOT CONSTITUTE A VALID DELIVERY.

TO:	IMPERIAL OIL LIMITED (“Imperial” or the “Company”)

AND TO:	COMPUTERSHARE INVESTOR SERVICES INC. (the “Depositary”)

The undersigned deposits the enclosed certificate(s) for common shares (the “Shares”) and, subject to the conditions of the Offer regarding withdrawal, irrevocably accepts the Offer for such shares upon the terms and subject to the conditions contained in the Offer and the Circular and pursuant to this Letter of Transmittal and the instructions contained herein. The following are the details of the Shares to be deposited:

NAME(S) OF REGISTERED OWNER(S) (Please Fill in Exactly as Name(s) Appear(s) on Share Certificate(s))

DESCRIPTION OF SHARES DEPOSITED (Attach signed list if necessary)

Share Certificate Number(s)	Number of shares Represented by Certificate(s)	Number of shares Deposited*

TOTAL:

CHECK ONLY ONE BOX TO INDICATE HOW MANY SHARES YOU WISH TO TENDER.

☐	ALL ABOVE SHARES; or

☐	PARTIAL TENDER OF ABOVE SHARES.

*

If you wish to deposit fewer than all Shares evidenced by any certificates listed above, indicate in the third column the number of Shares you wish to deposit. Otherwise, the number of Shares evidenced by all certificates referenced above will be deemed to have been deposited. See Instruction 5 of this Letter of Transmittal. All Shareholders who make a Proportionate Tender must indicate the total number of Shares they own (including in the DRIP) in Box B “Proportionate Tender” below. A registered Shareholder who makes a Proportionate Tender must deposit either all of its Shares or a sufficient number of Shares to satisfy the Shareholder’s Proportionate Tender. This number of Shares can be calculated by multiplying the total number of Shares owned by the Shareholder by 0.0343 (rounded down to the nearest whole number of Shares). A Shareholder who makes an invalid Proportionate Tender, including by tendering an insufficient number of Shares, will be deemed to have made a Purchase Price Tender.

DESCRIPTION OF DISTRIBUTION REINVESTMENT PLAN (“DRIP”) POSITIONS DEPOSITED (Attach signed list if necessary)

DRIP Holder Account Number(s)

CHECK THE BELOW BOX ONLY IF YOU WISH TO TENDER YOUR ENTIRE DRIP POSITIONS (Excluding Fractions).

☐	ALL ABOVE DRIP POSITIONS

*

If you wish to deposit fewer than all Shares represented by the DRIP positions listed above, you must withdraw that portion of your DRIP position that you intend to deposit from the DRIP and submit the certificate received in respect thereof, together with a Letter of Transmittal. Shareholders should contact the DRIP plan agent, TSX Trust Company, in such circumstance to arrange the withdrawal. See Instruction 5 of this Letter of Transmittal.

SHAREHOLDERS SHOULD CAREFULLY CONSIDER THE INCOME TAX CONSEQUENCES OF DEPOSITING SHARES PURSUANT THE OFFER. SEE SECTION 13 OF THE CIRCULAR “INCOME TAX CONSIDERATIONS”.

This Letter of Transmittal, properly completed and duly executed, together with all other required documents, must accompany the certificates for the Shares tendered pursuant to the Offer. Any financial institution that is a participant in CDS or DTC may make book-entry delivery of the Shares through the on-line tendering systems of such clearing systems pursuant to which book-entry transfers may be effected by causing the applicable clearing systems to transfer such shares into the Depositary’s account in accordance with such clearing system’s procedures for such transfer.

Subject to and effective upon acceptance for purchase of the Shares deposited hereby in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of Imperial, all rights, title and interest in and to all Shares deposited hereby pursuant to an Auction Tender or a Purchase Price Tender, or the portion of such Shares subject to purchase pursuant to a Proportionate Tender, and in and to any and all rights, benefits and claims in respect thereof or arising, or having arisen as a result of the undersigned’s status as a Shareholder of Imperial and in and to any and all distributions, payments, securities, rights, assets or other interests which may be declared, paid, issued, distributed, made or transferred, or may be payable, issuable, distributable or transferable, on or in respect of such shares or any of them on or after the date upon which the Shares are taken up and paid for pursuant to the Offer (the “Effective Time”), other than any dividends declared with a record date prior to the Effective Time and paid after the Effective Time, and hereby irrevocably constitutes and appoints the Depositary and any officer of Imperial as attorney-in-fact of the undersigned with respect to such Shares effective from the Effective Time, with full power of substitution (such power of attorney being an irrevocable power coupled with an interest), to:

(a)

deliver certificates for such Shares, together with all accompanying evidences of transfer and authenticity, to or upon the order, of Imperial upon receipt by the Depositary, as the undersigned’s agent, of the Purchase Price (as defined below);

(b)	present certificates for such Shares or DRIP positions for cancellation and transfer on the applicable securities register(s) of Imperial for such securities; and

(c)	receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, subject to the next paragraph, all in accordance with the terms of the Offer.

If the undersigned is tendering Shares held through the DRIP, the undersigned irrevocably appoints TSX Trust Company, acting as administrative agent for the DRIP as his or her agent for the purpose of tendering the Shares in accordance with the instructions set out in this Letter of Transmittal, effective as of the date hereof.

The undersigned hereby represents, warrants and covenants that:

(a)

the undersigned understands that depositing Shares under any one of the procedures described in the Offer and the Instructions hereto will constitute the undersigned’s acceptance of the terms and conditions of the Offer, including the undersigned’s representation that (i) the undersigned has a “net long position” in shares being tendered or equivalent securities at least equal to the shares tendered within the meaning of Rule 14e-4 under the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), and (ii) such tender of shares complies with Rule 14e-4 under the Exchange Act;

(b)	the undersigned has full power and authority to deposit, sell, assign and transfer the Shares;

(c)

when and to the extent Imperial accepts the Shares for payment, Imperial will acquire good, marketable, and unencumbered title thereto, free and clear of all liens, charges, encumbrances, security interests, claims, restrictions and equities whatsoever, together with all rights and benefits arising therefrom, and the same will not be subject to any adverse claim, provided that any dividends or distributions which may be declared, paid, issued, distributed, made or transferred on or in respect of such Shares to Shareholders of record on or prior to the Effective Time shall be for the account of the undersigned;

(d)

on request, the undersigned will execute and deliver any additional documents that the Depositary or Imperial deems necessary or desirable to complete the assignment, transfer, and purchase of the Shares tendered hereby; and

(e)	the undersigned has received and agrees to all of the terms of this Offer.

The names and addresses of the registered owners should be printed as they appear on the certificates representing Shares deposited hereby. The certificates, the number of Shares that the undersigned wishes to tender, whether the tender is being made as an Auction Tender, a Purchase Price Tender or a Proportionate Tender, and, if the tender is made as an Auction Tender, the Purchase Price at which such shares are being tendered, should all be indicated in the appropriate boxes. If the tender is being made pursuant to an Auction Tender, the Purchase Price at which such shares are being tendered should be indicated in Box G “Auction Tenders” below. If the tender is being made pursuant to a Proportionate Tender, the total number of Shares owned by the Shareholder MUST be indicated in Box B “Proportionate Tender” below.

The undersigned understands that he or she must indicate whether he or she tenders Shares pursuant to an Auction Tender, a Purchase Price Tender or a Proportionate Tender by completing the Box A “Type of Tender” below. All Shares tendered by a Shareholder who fails to specify any Auction Tender price for its Shares, or fails to indicate that he or she has tendered its Shares pursuant to a Purchase Price Tender or a Proportionate Tender, will be considered to have been tendered pursuant to a Purchase Price Tender. A shareholder who makes an invalid Proportionate Tender, including by tendering an insufficient number of Shares, will be deemed to have made a Purchase Price Tender.

The undersigned understands that, upon the terms and subject to the conditions of the Offer, the Company will determine the purchase price (the “Purchase Price”), representing a single price per Share (which will not be less than $72.50 and not more than $87.00 per Share and in increments of $0.25 per Share) that it will pay for Shares validly deposited pursuant to the Offer and not withdrawn. The Purchase Price will be the lowest price that enables the Company to purchase that number of Shares pursuant to valid Auction Tenders and Purchase Price Tenders and not withdrawn having an aggregate purchase price not exceeding the Auction Tender Limit Amount, being an amount equal to (i) $1,500,000,000 less (ii) the product of (A) $1,500,000,000 and (B) a fraction, the numerator of which is the aggregate number of Shares owned by Shareholders making valid Proportionate Tenders, and the denominator of which is the aggregate number of Shares outstanding at the time of the Expiration Date. For the purpose of determining the Purchase Price, Shares tendered pursuant to a Purchase Price Tender will be considered to have been tendered at a price of $72.50 per Share (which is the minimum price per Share under the Offer). If the Purchase Price is determined to be $72.50 (which is the minimum price per Share under the Offer), the maximum number of Shares that may be purchased by the Company is 20,689,655 Shares. If the Purchase Price is determined to be $87.00 (which is the maximum price per Share under the Offer), the maximum number of Shares that may be purchased by the Company is 17,241,379 Shares. Shares tendered pursuant to a Proportionate Tender will be considered to have been tendered at a price per share equal to the Purchase Price. Shares validly deposited pursuant to an Auction Tender will only be taken up if the price specified in the Auction Tender by the depositing shareholder is equal to or less than the Purchase Price. If no Auction Tenders or Purchase Price Tenders are made pursuant to the Offer, no Shares will be purchased by the Company (unless all Shareholders make valid Proportionate Tenders, in which case all Shares purchased will be purchased for $72.50 per Share).

The undersigned understands that if less than all of the Shares deposited are taken up by the Company (including Shares tendered pursuant to an Auction Tender at prices greater than the Purchase Price and Shares not purchased because of pro-ration), or properly withdrawn before the Expiration Date, the certificate(s) representing its Shares will be returned (in the case of certificates representing Shares all of which are not purchased) or replaced with new certificates representing the balance of Shares not purchased (in the case of certificates representing Shares of which less than all are purchased), promptly after the Expiration Date or the date of withdrawal, without expense to the Shareholder. DRIP positions not purchased, including DRIP positions not purchased due to proration and DRIP positions deposited pursuant to Auction Tenders at prices in excess of the Purchase Price, will be returned to the DRIP account promptly after the Expiration Date or the date of withdrawal, without expense to the Shareholder.

The undersigned understands that a Shareholder who desires to tender different Shares at more than one price under an Auction Tender must complete a separate Letter of Transmittal for each price at which Shares are tendered. A Shareholder may not deposit the same Shares pursuant to more than one method of tender or pursuant to an Auction Tender at more than one price. Shareholders may deposit different Shares pursuant to Auction Tenders and Purchase Price Tenders but cannot make an Auction Tender or Purchase Price Tender as well as a Proportionate Tender. Odd Lot Holders making an Auction Tender or a Purchase Price Tender will be required to tender all Shares owned by the Shareholder. Proportionate Tenders or partial tenders will not be accepted from Odd Lot Holders.

The undersigned understands that if the aggregate purchase price for the Shares tendered pursuant to Auction Tenders (at prices at or below the Purchase Price) and Purchase Price Tenders exceeds the Auction Tender Limit Amount, then the Company shall purchase a portion of the Shares so tendered pursuant to Auction Tenders (at or below the Purchase Price) and Purchase Price Tenders, as follows: (i) first, the Company will purchase all Shares tendered at or below the Purchase Price by Odd Lot Holders at the Purchase Price; and (ii) second, the Company will purchase at the Purchase Price on a pro-rata basis that portion of the Shares tendered pursuant to Auction Tenders (at or below the Purchase Price) and Purchase Price Tenders having an aggregate purchase price, based on the Purchase Price, equal to (A) the Auction Tender Limit Amount, less (B) the aggregate amount paid by the Company for shares tendered by Odd Lot Holders. See Section 3 of the Offer, “Number of Shares, Proration and Proportionate Tenders”. The Company’s determination as to pro-ration shall be final and binding on all parties.

The undersigned recognizes that under certain circumstances set forth in the Offer and the Circular, Imperial may withdraw, extend or vary the Offer or may not be required to purchase any of the Shares tendered hereby or may accept for payment, in accordance with the applicable proration provisions relating to Shares deposited or the terms and conditions relating to the Offer, fewer than all of the Shares tendered hereby. The undersigned understands that certificates for any Shares not deposited or not purchased will be recredited or returned to the undersigned at the address indicated above.

The undersigned understands that acceptance of Shares by Imperial for payment will constitute a binding agreement between the undersigned and Imperial, effective as of the Expiration Date, upon the terms and subject to the conditions of the Offer. Such agreement will be governed by and construed in accordance with the laws of the Province of Alberta and the federal laws of Canada applicable therein.

The undersigned understands that payment for Shares taken up by the Company pursuant to the Offer will be made by depositing the aggregate Purchase Price for such Shares with the Depositary, which will act as agent for Shareholders who have properly tendered Shares in acceptance of the Offer and have not withdrawn them, for the purpose of receiving payment from Imperial and transmitting such payment to such Shareholders. Receipt of payment by the Depositary will be deemed to constitute receipt of payment thereof by persons depositing Shares. Under no circumstances will interest accrue or be paid by Imperial or the Depositary, regardless of any delay in making such payment or otherwise.

The undersigned understands and acknowledges that each of the Company and the Depositary, as applicable, shall be entitled to deduct and withhold from any payment to any Shareholder pursuant to the Offer such amount as it is required to deduct or withhold from such payment under the Income Tax Act (Canada) (the “Tax Act”), or any provision of any applicable federal, provincial, territorial, state, local or foreign tax law, and remit such deduction or withholding amount to the appropriate government entity. To the extent that amounts are deducted or withheld, such deducted or withheld amounts shall be treated for all purposes of the Offer as having been paid to the Shareholder to whom such amounts would otherwise have been paid, provided that such deducted or withheld amounts are actually remitted to the appropriate government entity.

The undersigned instructs Imperial and the Depositary to issue the cheque for the Purchase Price for such Shares that are purchased pursuant to the Offer as indicated in Box C or D “Payment Instructions” below and mailed by first- class mail, postage prepaid, to the address indicated in Box C or D “Delivery Instructions” below unless otherwise indicated in Box C “Hold for Pick-Up” below, subject to the option of Shareholders to elect to receive the Purchase Price in U.S. dollars as described in Box H “Currency Election” below, net in each case of any applicable withholding taxes.

The undersigned understands that cash amounts will be denominated in Canadian dollars and payments of amounts owing to Shareholders whose Shares are taken up will be made in Canadian dollars; however, Shareholders may elect to receive the Purchase Price in U.S. dollars and use the Depositary’s currency exchange services to convert such payment into U.S. dollars by checking Box H “Currency Election” below, in which case such Shareholder will have acknowledged and agreed that the exchange rate for one Canadian dollar expressed in U.S. dollars will be based on the rate available from the Depositary on the date of the currency conversion. All risks associated with the currency conversion from Canadian dollars to U.S. dollars, including risks relating to change in rates, the timing of exchange or the selection of a rate for exchange, and all costs incurred with the currency conversion are for the Shareholder’s sole account and will be at such Shareholder’s sole risk and expense, and neither the Depositary nor Imperial or their affiliates will be responsible for any such matters.

The undersigned recognizes that all authority conferred or agreed to be conferred in this Letter of Transmittal shall survive its death or incapacity and any obligations of the undersigned under this Letter of Transmittal shall be binding upon its heirs, personal representatives, successors and assigns. Except as stated in the Offer, this tender is irrevocable.

The undersigned agrees not to vote any of the deposited Shares, or distributions on such Shares consisting of securities, at any meeting and not to exercise any of the other rights or privileges attached to any of such deposited Shares or distributions consisting of securities, or otherwise act with respect thereto. The undersigned agrees further to execute and deliver to Imperial, provided not contrary to any applicable law, at any time and from time to time, as and when requested by, and at the expense of Imperial, any and all instructions of proxy, authorization or consent, in form and on terms satisfactory to Imperial, in respect of any such deposited Shares or distributions consisting of securities. The undersigned agrees further to designate in any such instruments of proxy the person or persons specified by Imperial as the proxyholder of the undersigned in respect of such deposited Shares or distributions consisting of securities.

BOX A

TYPE OF TENDER

CHECK ONLY ONE BOX, IF MORE THAN ONE BOX IS CHECKED, OR IF NO BOX IS CHECKED,

THE TENDER WILL BE DEEMED TO BE A PURCHASE PRICE TENDER.

SHARES ARE BEING TENDERED HEREBY PURSUANT TO:

☐	An Auction Tender (Complete Box G)	☐	A Purchase Price Tender	☐	a Proportionate Tender (Complete Box B)

BOX B

PROPORTIONATE TENDER

In addition to checking “Proportionate Tender” in Box A above, this Box B MUST be completed if Shares are being tendered pursuant to a Proportionate Tender.

A Shareholder who makes a Proportionate Tender will be deemed to have agreed to sell to the Company at the Purchase Price a number of Shares that will result in the Shareholder maintaining its proportionate equity ownership in the Company following completion of the Offer. Registered Shareholders may make a Proportionate Tender and non-registered Shareholders may instruct their nominees to make a Proportionate Tender. All Shareholders who make a Proportionate Tender must indicate the total number of Shares they own below. A registered Shareholder who makes a Proportionate Tender must deposit either all of its Shares or a sufficient number of Shares to satisfy the Shareholder’s Proportionate Tender. This number of Shares can be calculated by multiplying the total number of Shares owned by the Shareholder by 0.0343 (rounded down to the nearest whole number of Shares). A non-registered Shareholder who wishes its nominee to make a Proportionate Tender must deposit all of its Shares.

If a non-registered Shareholder wishes to become a registered Shareholder in order to make a Proportionate Tender by depositing only a sufficient number of Shares, the Shareholder should immediately contact its investment dealer, stock broker, bank, trust company or other nominee in order to take the necessary steps to have its Shares registered in the Shareholder’s name prior to tendering Shares pursuant to the Offer. A Shareholder who makes an invalid Proportionate Tender, including by tendering an insufficient number of Shares, will be deemed to have made a Purchase Price Tender.

Total number of Shares owned by the Shareholder:

BOX C PAYMENT INSTRUCTIONS (See Instruction 8) All cash and share entitlement payments will be issued and mailed to your existing registration unless otherwise stated. If you would like your cash or shares dispatched to a different address, please complete BOX D ☐ MAIL CHEQUE/SHARES TO ADDRESS ON RECORD (DEFAULT) ☐ MAIL CHEQUE/SHARES TO A DIFFERENT ADDRESS (MUST COMPLETE BOX D) ☐ HOLD CHEQUE AND/OR SHARES FOR PICKUP AT COMPUTERSHARE TORONTO OFFICE: Computershare Investor Services Inc. 100 University Ave, 8th Floor, Toronto ON ☐ DELIVER FUNDS VIA WIRE* (COMPLETE BOX L) BOX D DELIVERY INSTRUCTIONS (See Instruction 8) MAIL PAYMENT TO 3rd PARTY ADDRESS*: ☐ CHECK BOX IF SAME AS EXISTING REGISTRATION (DEFAULT) (ATTENTION NAME) (STREET NUMBER & NAME) (CITY AND PROVINCE/STATE) (COUNTRY AND POSTAL/ZIP CODE) (TELEPHONE NUMBER (BUSINESS HOURS) (SOCIAL INSURANCE/SECURITY NUMBER) * THE PAYMENT WILL REMAIN IN THE NAME OF THE REGISTRATION BOX E ODD LOTS* To be completed ONLY if Shares are being tendered by or on behalf of persons owning fewer than 100 Shares as of the close of business on the Expiration Date. The undersigned either (check one): ☐ is the owner of fewer than 100 Shares as of the close of business on the Expiration Date, all of which are tendered; or ☐ is a broker, dealer, commercial bank, trust company or other nominee that (i) is tendering, for the beneficial owners thereof, Shares with respect to which it is the record owner, and (ii) believes, based upon representations made to it by each such beneficial owner, that such beneficial owner owns an aggregate of fewer than 100 Shares as of the close of business on the Expiration Date and is tendering all such Shares. * Odd Lot Holders may not tender their Shares pursuant to a Proportionate Tender. BOX F GUARANTEE DELIVERY CHECK HERE ☐ IF SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE TORONTO OFFICE OF THE DEPOSITARY AND COMPLETE THE FOLLOWING (please print or type) Name of Registered Holder Date of Guaranteed Delivery Name of Institution which Guaranteed Delivery

BOX G

AUCTION TENDERS

In addition to checking “Auction Tender” in Box A above, this Box G MUST be completed if Shares are being tendered pursuant to an Auction Tender.

Check only ONE box to indicate the Auction Tender price. If more than one box is checked, or if no box is checked, all Shares identified above will be deemed to have been tendered pursuant to the Purchase Price Tender. Shareholders (other than Odd Lot Holders) may make multiple Auction Tenders but not in respect of the same Shares. If a Shareholder wishes to tender different Shares at different prices, a separate tender instruction by way of Letter of Transmittal must be submitted for EACH such tender.

Price (in C$) per Share.

☐ $72.50	☐ $72.75	☐ $73.00	☐ $73.25	☐ $73.50	☐ $73.75	☐ $74.00	☐ $74.25

☐ $74.50	☐ $74.75	☐ $75.00	☐ $75.25	☐ $75.50	☐ $75.75	☐ $76.00	☐ $76.25

☐ $76.50	☐ $76.75	☐ $77.00	☐ $77.25	☐ $77.50	☐ $77.75	☐ $78.00	☐ $78.25

☐ $78.50	☐ $78.75	☐ $79.00	☐ $79.25	☐ $79.50	☐ $79.75	☐ $80.00	☐ $80.25

☐ $80.50	☐ $80.75	☐ $81.00	☐ $81.25	☐ $81.50	☐ $81.75	☐ $82.00	☐ $82.25

☐ $82.50	☐ $82.75	☐ $83.00	☐ $83.25	☐ $83.50	☐ $83.75	☐ $84.00	☐ $84.25

☐ $84.50	☐ $84.75	☐ $85.00	☐ $85.25	☐ $85.50	☐ $85.75	☐ $86.00	☐ $86.25

☐ $86.50	☐ $86.75	☐ $87.00

BOX H

CURRENCY ELECTION

All cash payments will be made in Canadian dollars, unless Shareholders elect to use the Depositary’s currency exchange services to convert their payment into, and have such payment made, in U.S. dollars by checking the box below. If you do not check the box below, your payment will be issued in Canadian dollars.

☐ Check here if you wish to have your cash entitlement paid in U.S. dollars (US$)

Notice: By checking the box above, you acknowledge and agree that (a) the exchange rate for one Canadian dollar expressed in U.S. dollars will be the rate available from Computershare Trust Company of Canada, in its capacity as foreign exchange service provider, on the date on which the funds are converted, which rate will be based on the prevailing market rate on such date, and (b) the risk of any fluctuations in such rate, including risks relating to the particular date and time at which funds are converted, will be solely borne by the Shareholder. Computershare Trust Company of Canada will act as principal in such currency conversion transactions. If you wish to receive your payment in U.S. dollars, your certificate(s) and this validly-completed and duly-signed Letter of Transmittal must be delivered to the Depositary.

BOX I

JURISDICTION OF RESIDENCE

(See Instruction 12)

The person signing Box J represents that the Shareholder:

☐ is a non-resident of Canada for the purposes of the Tax Act; or

☐ is not a non-resident of Canada for purposes of the Tax Act.

Note:

A non-resident of Canada is a person that is not resident, or deemed not to be resident, in Canada for purposes of the Tax Act or a partnership that is not a “Canadian partnership” as defined in the Tax Act. If you are uncertain as to your residency or the residency of the beneficial holder(s) of the Shares, you should consult your tax advisor.

The remainder of this Box is for non-residents of Canada only:

The Shareholder ☐ is ☐ is not a resident of a country with which Canada has entered into an income tax treaty under which the Shareholder is entitled to the full benefits provided by such treaty.

If the non-resident Shareholder is entitled to full benefits under such treaty complete the following:

Country of Residence

BOX J SHAREHOLDER(S) SIGN HERE (See Instructions 1 and 6) Must be signed by registered owner(s) exactly as name(s) appear(s) on certificate(s) or on a DRIP statement or by person(s) authorized to become registered owner(s) by certificate(s) and documents transmitted with this Letter of Transmittal. If signature is by attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary or representative capacity, please set forth the full title. See Instruction 6. Authorized Signature: Signature(s) of Shareholder or authorized representative Name(s): (Please Print) Capacity(s): Address: (Include Postal Code or Zip Code) Area Code and Telephone Number: TIN; SSN; SIN: Shareholders must provide their Social Insurance No.; U.S. Shareholders must provide their Taxpayer Identification No. or Social Security No. and complete Form W-9. Non-resident Shareholder must complete Form NR-301 (or, in the case of a partnership or hybrid entity, Form NR-302 or NR-303, as applicable) where such Forms have not previously been provided or where details are no longer accurate. Dated , 2022 BOX K GUARANTEE OF SIGNATURE(S) (See Instructions 1 and 6) Authorized Signature: Name(s): (Please Print) Title: Name of Firm: Address: (Include Postal Code or Zip Code) Area Code and Telephone Number: Dated , 2022

BOX L WIRE PAYMENT *PLEASE NOTE THAT THERE IS A $100 BANKING FEE ON WIRE PAYMENTS. ALTERNATIVELY, CHEQUE PAYMENTS ARE ISSUED AT NO ADDITIONAL COST. *IF WIRE DETAILS ARE INCORRECT OR INCOMPLETE, COMPUTERSHARE WILL ATTEMPT TO CONTACT YOU AND CORRECT THE ISSUE. HOWEVER, IF WE CANNOT CORRECT THE ISSUE PROMPTLY, A CHEQUE WILL BE AUTOMATICALLY ISSUED AND MAILED TO THE ADDRESS ON RECORD. NO FEES WILL BE CHARGED. Please provide email address and phone number in the event that we need to contact you for corrective measures: EMAIL ADDRESS: PHONE NUMBER: **Beneficiary Name(s) that appears on the account at your financial institution – this MUST be the same name and address that your shares are registered to **Beneficiary Address (Note: PO Boxes will not be accepted) **City **Province/State **Postal Code/Zip Code **Beneficiary Bank/Financial Institution **Bank Address **City **Province/State **Postal Code/Zip Code PLEASE ONLY COMPLETE THE APPLICABLE BOXES BELOW, AS PROVIDED BY YOUR FINANCIAL INSTITUTION. YOU ARE NOT REQUIRED TO COMPLETE ALL BOXES **Bank Account No. Bank No. & Transit No. (Canadian Banks) ABA/Routing No. (US Banks) (3 digits & 5 digits) (9 digits) SWIFT or BIC Code IBAN Number Sort Code (GBP) (11 characters – if you only have eight, put‘XXX’ for the last three) Additional Notes and special routing instructions: ** Mandatory fields

INSTRUCTIONS

Forming Part of the Terms of the Offer

1.	Guarantee of Signatures.

No signature guarantee is required if:

(a)

this Letter of Transmittal is signed by the registered Shareholder exactly as the name of the registered holder appears on the certificate or DRIP position deposited with this Letter of Transmittal and payment and delivery are to be made directly to such registered holder pursuant to Box C or D above; or

(b)

such Shares are deposited for the account of a Canadian Schedule I chartered bank, a member of the Securities Transfer Agents Medallion Program (STAMP), a member of the Stock Exchange Medallion Program (SEMP) or a member of the New York Stock Exchange Inc. Medallion Signature Program (MSP) (each such entity, an “Eligible Institution”).

In all other cases, an Eligible Institution must guarantee all signatures on this Letter of Transmittal by completing Box K “Guarantee of Signature(s)”. See Instruction 6.

2.	Delivery of Letter of Transmittal and Certificates — Guaranteed Delivery Procedures.

Certificates for all physically tendered Shares, together with a properly completed and duly executed Letter of Transmittal, or, in the case of a book-entry transfer, a Book-Entry Confirmation through the CDSX system (in the case of Shares held in CDS) or an Agent’s Message (in the case of Shares held in DTC), and any other documents required by this Letter of Transmittal, should be hand delivered, couriered or mailed to the Depositary at the appropriate address set forth herein and must be received by the Depositary by the Expiration Date.

Shareholders whose certificates are not immediately available or who cannot deliver certificates for Shares and all other required documents to the Depositary by the Expiry Date, may only tender their Shares by or through any Eligible Institution by properly completing and duly executing and delivering a Notice of Guaranteed Delivery substantially in the form provided (or an executed facsimile thereof) by the Company through the Depositary (indicating the type of tender and, in the case of an Auction Tender, the price at which Shares are being tendered) to the Depositary by the Expiry Date, which must include a guarantee by an Eligible Institution in the form set forth in the Notice of Guaranteed Delivery, and by otherwise complying with this guaranteed delivery procedure as set forth in Section 5 of the Offer, “Procedure for Depositing Shares”. Pursuant to such guaranteed delivery procedure, the certificates for all physically tendered Shares, as well as a properly completed and duly executed Letter of Transmittal (or a manually executed photocopy thereof) or Book-Entry Confirmation or Agent’s Message in lieu thereof, relating to such Shares, with signatures guaranteed if so required in accordance with this Letter of Transmittal, and all other documents required by this Letter of Transmittal, must be received by the Toronto, Ontario office of the Depositary before 5:00 p.m. (Calgary time) on or before the second trading day on the Toronto Stock Exchange after the Expiration Date.

The Notice of Guaranteed Delivery may be hand delivered, couriered, mailed or transmitted by email transmission to the Toronto office of the Depositary listed in the Notice of Guaranteed Delivery, and must include a guarantee by an Eligible Institution in the form set forth in the Notice of Guaranteed Delivery. For Shares to be validly tendered pursuant to the guaranteed delivery procedure, the Depositary must receive the Notice of Guaranteed Delivery by the Expiration Date.

Notwithstanding any other provision hereof, payment for Shares tendered and accepted for payment pursuant to the Offer will be made only after timely receipt by the Depositary of certificates for such Shares, a properly completed and duly executed Letter of Transmittal (or a manually executed photocopy thereof) relating to such Shares, with signatures that are guaranteed if so required, and any other documents required by the Letter of Transmittal or, in the case of a book-entry transfer, a Book- Entry Confirmation through the CDSX system (in the case of Shares held in CDS) or an Agent’s Message (in the case of Shares held in DTC).

The tender information specified in a Notice of Guaranteed Delivery will, in all circumstances, take precedence over the tender information that is specified in the related Letter of Transmittal that is subsequently deposited.

The method of delivery of certificates representing Shares and all other required documents is at the option and risk of the depositing Shareholder. If certificates representing Shares are to be sent by mail, registered mail, properly insured, is recommended, and it is suggested that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Depositary on or prior to such date. Delivery of a certificate representing Shares will only be made upon actual receipt of such certificate representing such shares by the Depositary.

Under no circumstances will interest be paid by Imperial by reason of any delay in making payment to any person using the guaranteed delivery procedures, including without limitation any delay arising because the Shares to be delivered pursuant to the guaranteed delivery procedures are not so delivered to the Depositary, and therefore payment by the Depositary on account of such Shares is not made until after the date the payment for the deposited Shares accepted for payment pursuant to the Offer is to be made by Imperial.

Imperial will not purchase any fractional Shares, nor will it accept any alternative, conditional or contingent tenders except as specifically permitted by the Offer. All tendering Shareholders, by execution of this Letter of Transmittal and delivery of it in the manner prescribed herein, waive any right to receive any notice of the acceptance of their deposit.

3.	Inadequate Space.

If the space provided in any Box is inadequate, attach a separate signed document to this Letter of Transmittal.

4.	Indication of Type of Tender and Indication of Price.

(a)

For Shares to be validly tendered, a Shareholder must indicate in Box A “Type of Tender” above whether he or she is tendering Shares pursuant to an Auction Tender (Box G “Auction Tenders”), a Purchase Price Tender or a Proportionate Tender (Box B “Proportionate Tender”).

(b)

Only one box in Box A “Type of Tender” may be checked. If more than one box is checked, or if no box is checked, the Shareholder will be deemed to have made a Purchase Price Tender. The same Shares cannot be tendered, unless previously properly withdrawn as provided in the Offer and the Circular, pursuant to Auction Tenders at more than one price. Shareholders may not include the same Shares pursuant to more than one method of tender or pursuant to an Auction Tender at more than one price. Shareholders who desire to tender different Shares at more than one price under an Auction Tender must complete a separate Letter of Transmittal (or make a separate electronic book-entry confirmation) for each price at which Shares are tendered. Shareholders may deposit some of their Shares pursuant to an Auction Tender and deposit different Shares pursuant to a Purchase Price Tender. Shareholders who make an Auction Tender and/or a Purchase Price Tender cannot deposit Shares in a Proportionate Tender. Shareholders who deposit Shares in a Proportionate Tender may not make an Auction Tender or a Purchase Price Tender.

(c)

For Shares to be validly tendered pursuant to an Auction Tender, a Shareholder must check the box indicating the price per Share at which he or she is tendering Shares under Box G “Auction Tenders”. Only one box in Box A may be checked. If more than one box is checked, or if no box is checked, the Shareholder will be deemed to have made a Purchase Price Tender. Shareholders (other than Odd Lot Holders) may make multiple Auction Tenders but not in respect of the same Shares. If a Shareholder wishes to tender different Shares at different prices, a separate tender instruction by way of Letter of Transmittal (or Book-Entry Confirmation or Agent’s Message as the case may be) must be submitted for each such tender. The same Shares cannot be tendered (unless previously withdrawn as provided in Section 6 of the Offer, “Withdrawal Rights”) pursuant to Auction Tenders at more than one price.

(d)	No price can be specified by a Shareholder making a Purchase Price Tender or a Proportionate Tender. If a Shareholder checks “Purchase Price Tender” or “Proportionate Tender” under Box A

“Type of Tender” and indicates a price per Share in Box G “Auction Tenders”, there is no proper tender of Shares.

(e)

For Shares to be properly tendered pursuant to a Proportionate Tender, the Shareholder must complete Box B “Proportionate Tender” on this Letter of Transmittal indicating the total number of Shares they own. A registered Shareholder who makes a Proportionate Tender must deposit either all of its Shares or a sufficient number of Shares to satisfy the Shareholder’s Proportionate Tender. This number of Shares can be calculated by multiplying the total number of Shares owned by the Shareholder by 0.0343 (rounded down to the nearest whole number of Shares). A non-registered Shareholder who wishes its nominee to make a Proportionate Tender must deposit all of its Shares. If a non-registered Shareholder wishes to become a registered Shareholder in order to make a Proportionate Tender by depositing only a sufficient number of Shares, the Shareholder should immediately contact its investment dealer, stock broker, bank, trust company or other nominee in order to take the necessary steps to have its Shares registered in the Shareholder’s name prior to tendering Shares pursuant to the Offer. A Shareholder who makes an invalid Proportionate Tender, including by tendering an insufficient number of Shares, will be deemed to have made a Purchase Price Tender.

5.	Partial Deposits and Unpurchased Shares.

If fewer than all of the Shares evidenced by any certificate are to be tendered pursuant to an Auction Tender or a Purchase Price Tender, fill in the number of Shares which are to be deposited in the column entitled “Number of Shares Deposited”. If you desire to deposit only a portion of your DRIP position, you must withdraw that portion of your DRIP position from the DRIP and submit the certificate received in respect thereof, together with a Letter of Transmittal. Shareholders should contact the DRIP plan agent, TSX Trust Company, in such circumstance to arrange the withdrawal. In such case, if any tendered Shares or Shares represented by DRIP positions are purchased, a new certificate for the remainder of the Shares evidenced by the old certificate(s) or DRIP position will be issued and sent to the address on record unless otherwise indicated under Box C “Payment Instructions” or Box D “Delivery Instructions” on this Letter of Transmittal, as soon as practicable after the Expiration Date. Prorated DRIP positions not purchased will be returned to the DRIP.

All Shares represented by the certificate(s) or DRIP positions listed and delivered to the Depositary are deemed to have been deposited unless otherwise indicated. For all Proportionate Tenders, a new certificate for the portion of the Shares that are not purchased pursuant to the Offer will be sent to the registered address on record unless otherwise indicated under Box C “Payment Instructions” or Box D “Delivery Instructions” on this Letter of Transmittal, as soon as practicable after the Expiration Date. Prorated DRIP positions not purchased will be returned to the DRIP.

6.	Signatures on Letter of Transmittal, Stock Transfer Powers and Endorsements.

(a)

If this Letter of Transmittal is signed by the registered holder(s) of the Shares deposited hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate without any change whatsoever.

(b)	If the Shares are registered in the names of two or more joint owners, each such owner must sign this Letter of Transmittal.

(c)

If any deposited Shares are registered in different names on several certificates, it will be necessary to complete, sign, and submit as many separate Letters of Transmittal (or facsimile of it) as there are different registrations of certificates.

(d)

When this Letter of Transmittal is duly executed by the registered owner(s) of the Shares listed and transmitted hereby, no endorsements of certificate(s) representing such Shares or separate stock powers are required unless payment is to be made, or the certificates or DRIP positions for Shares not tendered by the undersigned or not purchased by the Company, are to be issued, to a person other than the registered owner(s). Any signature(s) required on such certificates or stock powers must be guaranteed by an Eligible Institution. If this Letter of Transmittal is duly executed by a person other than the registered owner of the certificate(s) listed, the certificates or DRIP positions must be endorsed or accompanied by appropriate stock powers, signed exactly as the name(s) of the registered owner(s) appear(s) on the certificate or DRIP position, and signatures on such certificate(s) or stock power(s) must be guaranteed by an Eligible Institution. An ownership declaration, which can be obtained from the Depositary, must also be completed and delivered to the Depositary. See Instruction 1 in this Letter of Transmittal.

(e)

If this Letter of Transmittal or any certificates or stock transfer powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to Imperial of their authority so to act.

7.	Odd Lots.

As described in Section 3 of the Offer, “Number of Shares, Proration and Proportionate Tenders”, if Imperial is to purchase less than all Shares tendered pursuant to Auction Tenders and Purchase Price Tenders by the Expiration Date, the Shares purchased first will consist of all Shares so tendered by any Shareholder who will own beneficially, as of the close of business on the Expiration Date, an aggregate of fewer than 100 Shares and who tenders all of its Shares under Auction Tenders at or below the Purchase Price or under Purchase Price Tenders. This preference will not be available unless Box E “Odd Lots” is completed. Proportionate Tenders or partial tenders will not be accepted from Odd Lot Holders.

8.	Special Payment Instructions.

Complete Box C “Payment Instructions” if cheques or new certificates or DRIP positions are to be sent to someone other than the undersigned.

If a cheque in payment for Shares tendered or new certificates are to be held by the Depositary for pick-up by the undersigned or any person designated by the undersigned in writing, Box C “Hold for Pick-Up” on this Letter of Transmittal must be completed.

The undersigned may elect to receive payment for shares tendered via a wire transfer instead of a cheque, by completing Box L – “Wire Payment”.

9.	Lost Certificates

If a share certificate has been lost or destroyed, the shareholder must contact the Transfer Agent and receive a replacement share certificate prior to depositing the Letter of Transmittal with the Depositary. The Transfer Agent can be contacted by phone at 1 (800) 387-0825 or by email at lostcertificates@tmx.com.

10.	Irregularities.

All questions as to the number of Shares to be taken up, the price to be paid therefor, the form of documents and the validity, eligibility (including time of receipt) and acceptance for payment of any deposit of Shares will be determined by Imperial, in its sole discretion, which determination shall be final and binding on all parties. Imperial reserves the absolute right to reject any deposits of Shares determined by it not to be in proper form or completed in accordance with the instructions in the Offer and in this Letter of Transmittal or the acceptance for payment of or payment for which may, in the opinion of Imperial’s counsel, be unlawful. Imperial also reserves the absolute right to waive any of the conditions of the Offer or any defect or irregularity in the deposit of any particular Shares and Imperial’s interpretation of the terms of the Offer (including the instructions in the Offer and this Letter of Transmittal) will be final and binding on all parties. No individual deposit of Shares will be deemed to be properly made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities in connection with deposits must be cured within such time as Imperial shall determine. None of Imperial, the Depositary, the Dealer Manager nor any other person is or will be obligated to give notice of defects or irregularities in notices of withdrawal, nor shall any of them incur any liability for failure to give any such notice. Imperial’s interpretation of the terms and conditions of the Offer (including this Letter of Transmittal and the Notice of Guaranteed Delivery) will be final and binding.

11.	Questions and Requests for Assistance and Additional Copies.

Questions and requests for assistance and additional copies of the Offer, the Circular, the Notice of Guaranteed Delivery and this Letter of Transmittal may be directed to the Depositary, the Dealer Manager or your broker, dealer, commercial bank, or trust company.

The Depositary for the Offer is:	The Dealer Manager for the Offer is:

Computershare Investor Services Inc.	RBC Capital Markets

Regular Mail:	Royal Bank Plaza, South Tower
Computershare Investor Services Inc.	200 Bay Street, 4th Floor
P.O. Box 7023	Toronto ON M5J 2W7 Email: ImperialSIB@rbccm.com
31 Adelaide Street East
Toronto ON M5C 3H2
Attention: Corporate Actions

Telephone (outside North America):
1 (514) 982-7555
Toll Free (within North America):
1 (800) 564-6253
Email: corporateactions@computershare.com

Registered Mail, Hand or Courier

Computershare Investor Services Inc.
100 University Avenue
8th Floor
Toronto ON M5J 2Y1
Attention: Corporate Actions

12.	Jurisdiction of Residence.

Each Shareholder depositing Shares to the Depositary must represent as to whether or not such Shareholder is a non-resident of Canada for purposes of the Tax Act by completing Box I “Jurisdiction of Residence”.

13.	Form W-9.

Each U.S. Shareholder depositing Shares to the Depositary is required to provide the Depositary with a correct U.S. taxpayer identification number (“TIN”) (generally the Shareholder’s social security number or federal employer identification number) and certain other information, on Form W-9, which is attached to this Letter of Transmittal. Failure to timely provide a correct TIN on the form may subject the depositing Shareholder to U.S. federal backup withholding tax on the gross amount of any payments made to the U.S. Shareholder and, in certain cases, penalties.

14.	Currency of Payment.

All amounts payable under the Offer will be paid in Canadian dollars; however, Shareholders can elect to use the Depositary’s currency exchange services to convert such payment into U.S. dollars by checking Box H “Currency Election”.

The exchange rate for one Canadian dollar expressed in U.S. dollars will be based on the rate available from the Depositary on the date of the currency conversion. All risks associated with the currency conversion from Canadian dollars to U.S. dollars, including risks relating to change in rates, the timing of exchange or the selection of a rate for exchange, and all costs incurred with the currency conversion are for the Shareholder’s sole account and will be at such Shareholder’s sole risk and expense, and neither the Depositary nor Imperial or their affiliates will be responsible for any such matters.

15.	Governing Law.

The Offer and any agreement resulting from the acceptance of the Offer will be construed in accordance with and governed by the laws of the Province of Alberta and the laws of Canada applicable therein.

16.	Forms NR-301, NR-302 and NR-303

If the non-resident Shareholder is the beneficial owner of the tendered Shares and has not previously filed a Form NR-301, NR-302 or NR-303, as applicable, or where the non-resident Shareholder’s details on such previously filed form have changed, the non-resident Shareholder must complete the attached Form NR-301 (or, in the case of a partnership or hybrid entity, Form NR-302 or NR-303, as applicable). Non-resident Shareholders who do not properly complete and provide a Form NR-301 (or, in the case of a partnership or hybrid entity, Form NR-302 or NR-303, as applicable), will be assumed to be subject to 25% Canadian non- resident withholding tax rate on any relevant amounts.

17.	Privacy Notice.

Computershare is committed to protecting your personal information. In the course of providing services to you and our corporate clients, we receive non-public personal information about you-from transactions we perform for you, forms you send us, other communications we have with you or your representatives, etc. This information could include your name, contact details (such as residential address, correspondence address, email address), social insurance number, survey responses, securities holdings and other financial information. We use this to administer your account, to better serve your and our clients’ needs and for other lawful purposes relating to our services. Computershare may transfer personal information to other companies in or outside of Canada that provide data processing and storage or other support in order to facilitate the services it provides. Where we share your personal information with other companies to provide services to you, we ensure they have adequate safeguards to protect your personal information. We also ensure the protection of rights of data subjects under the General Data Protection Regulation, where applicable. We have prepared a Privacy Code to tell you more about our information practices, how your privacy is protected and how to contact our Chief Privacy Officer. It is available at our website, www.computershare.com, or by writing to us at 100 University Avenue, 8th Floor Toronto, Ontario, M5J 2Y1. Computershare will use the information you are providing in order to process your request and will treat your signature(s) as your consent to us so doing.

IMPORTANT: This Letter of Transmittal or manually signed photocopy of it (together with certificates for Shares and all other required documents) or the Notice of Guaranteed Delivery, where applicable, must be received by the Depositary on or before the Expiration Date unless Shares are properly tendered by a Book- Entry Confirmation through the CDSX system (in the case of Shares held in CDS) or an Agent’s Message (in the case of Shares held in DTC) on or before the Expiration Date.

This following is a summary only of certain U.S. tax considerations. Shareholders should consult with their tax advisors regarding the tax consequences with respect to their particular circumstances.

IMPORTANT U.S. TAX INFORMATION FOR U.S. HOLDERS

In order to avoid backup withholding of U.S. federal income tax on payments pursuant to the Offer, a U.S. Shareholder tendering Shares must, unless an exemption applies, provide the Depositary with such Shareholder’s TIN (i.e., Social Security Number or Employer Identification Number), certify under penalties of perjury that such TIN is correct, and provide certain other certifications by completing the Form W-9 included in this Letter of Transmittal. If a U.S. Shareholder does not provide such Shareholder’s correct TIN or fails to provide the required certifications, the Internal Revenue Service (the “IRS”) may impose a penalty of $50 U.S. dollars on such Shareholder and payment to such Shareholder pursuant to the Offer may be subject to backup withholding currently at a rate of 24%. All U.S. Shareholders tendering Shares pursuant to the Offer should complete and sign the Form W-9 to provide the information and certification necessary to avoid backup withholding (unless an applicable exemption exists and is proved in a manner satisfactory to Imperial and the Depositary).

Backup withholding is not an additional tax. Rather, the amount of the backup withholding can be credited against the U.S. federal income tax liability of the person subject to the backup withholding, provided that the required information is given to the IRS. If backup withholding results in an overpayment of tax, a refund can be obtained by the Shareholder upon filing a U.S. federal income tax return.

Certain Shareholders (including, among others, corporations, individual retirement accounts and certain foreign individuals and entities) are generally not subject to backup withholding but may be required to provide evidence of their exemption from backup withholding. Exempt U.S. Shareholders should indicate their exempt status on the Form W-9. Shareholders are urged to consult their tax advisors to determine whether they are exempt from backup withholding and associated reporting requirements.

ALL U.S. SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS TO DETERMINE HOW THE FOREGOING BACKUP WITHHOLDING AND REPORTING REQUIREMENTS APPLY TO THEM WITH REGARD TO THEIR PARTICULAR CIRCUMSTANCES.

Imperial Oil Limited + 8th Floor, 100 University Avenue Toronto, Ontario M5J 2Y1 Telephone 1-800-564-6253 www.computershare.com MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Holder Account Number Use a black pen. Print in Date Issued: DD MM YYYY CAPITAL letters inside the grey ABC 1 23 X areas as shown in this example. Form W-9 Request for Taxpayer Identification Number and Certification Dear Shareholder: Our subject records to backup indicate withholding that your U at. S the . Social applicable Security tax Number rate on all or dividends Employer Identification and sale proceeds Number . is not certified. If this Form W-9 is not completed and returned, your account may be For joint tenant accounts, the TIN provided must belong to the first owner listed above to avoid backup withholding. A Taxpayer Identification Number (TIN) Enter your TIN for the above registered name and address in the appropriate box. For individuals, this is your Social Security number (SSN). For other entities, it is your Employer Identification Number (EIN). COMPLETE ONLY ONE BOX. Social Security Number Employer Identification Number OR B Federal Tax Classification Note: For a single-member LLC that is disregarded, check the appropriate box below Limited Liability Company Check appropriate box (required); check only ONE for of the the tax following classification boxes: of the single-member owner. or Other Classification Individual/ Sole Trust/ If you are an LLC or Other Classification, do not Proprietor or Single- C Corporation S Corporation Partnership complete this form. You must complete an IRS Member LLC Estate Form W-9. This form can be found on the IRS website at www.irs.gov. See “Limited Liability Company or Other Classification” on the back of C Exemptions this form for more information. Exempt Payee Code (if any) Exemption from FATCA Reporting Code (if any) If you are exempt from backup withholding, enter in If you are exempt from FATCA Reporting, enter in this this box any code that may apply to you. See Exempt box any code that may apply to you. See Exemption Payee Codes on the back of this form. from FATCA Reporting Codes on the back of this form. D Certification Under penalties of perjury, I certify that: 1. The number shown on this form is my correct Taxpayer Identification Number, and 2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and 3. I am a U.S. citizen or other U.S. person (defined on reverse). 4. The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct (defined on reverse). Certification Instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. This form must be signed and dated for us to accept as proper certification. Sign å Here Signature of U.S. Person - Please keep signature within the box Date (mm/dd/yyyy) Daytime Telephone Number Send form to Computershare. Do not send to the IRS. 370997-001 01Nov22 21:09 Page 91 IEMQ 4USW9 + CPUQC01.E.INT/000001/i1234 01V1FA

How to complete this form

Backup Withholding

The Internal Revenue Service (IRS) requires us to withhold taxes for the applicable rate of backup withholding for U.S. persons without a W-9 tax certification who are not otherwise exempt. Parties acting as disbursement agents, such as Computershare, must withhold and pay to the IRS the applicable tax rate of such payments under certain conditions. This is called "backup withholding." Payments that may be subject to backup withholding include interest, dividends, broker and barter exchange transactions, and royalties. Supplying us with your correct Taxpayer Identification Number (TIN), and signing this form will generally allow you to receive your payments without being subject to backup withholding. Failure to supply your TIN, or supplying us with an incorrect TIN, could result in a $50.00 penalty being assessed by the IRS. Receipt of a completed Form W-9 will discontinue backup withholding unless otherwise required.

Taxpayer Identification

Social Security Number (SSN) - If you are completing this on behalf of one of these parties, include the appropriate Social Security Number, as indicated below.

1. Individual (The Individual)
2. Two or more individuals (joint account) (The actual owner, or if combined funds, the first individual on the account)
3. Custodian account of a minor (Uniform Gift to Minors Act or Uniform Transfers to Minors Act) (The minor)
4. a. The usual revocable savings trust (Grantor is also trustee) (The grantor-trustee)
   b. So-called trust account that is not a legal or valid trust under state law (The actual owner)
5. Sole proprietorship (The owner)
6. Grantor trust filing under Optional Form 1099 Filing Method 1 (The grantor)

Employer Identification Number - If you are completing this on behalf of one of these entities, include the appropriate Employer Identification Number, as indicated below.

7. Disregarded entity not owned by an individual (The owner)
8. A valid trust, estate, or pension trust (Legal entity)
9. Corporation or LLC electing corporate status on Form 8832 or Form 2553 (The corporation)
10. Association, club, religious, charitable, educational or other tax exempt organization (The organization)
11. Partnership or multi-member LLC (The partnership)
12. A broker or registered nominee (The broker or nominee)
13. Account with the Department of Agriculture in the name of a public entity (The public entity)
14. Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (The trust)

Limited Liability Company or Other Classification

If you are a Limited Liability Company or Other entity, complete an IRS Form W-9 found on the IRS website www.irs.gov. Be sure to include the information required in the IRS instructions for a *Limited Liability Company (LLC)* or for Other entities on page 2. Return the completed form to the address below.

Exempt Payee Code

Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends. Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions. Note: if you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

1. An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)
2. The United States or any of its agencies or instrumentalities
3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities
4. A foreign government or any of its political subdivisions or instrumentalities
5. A corporation
6. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States
7. A futures commission merchant registered with the Commodity Futures Trading Commission
8. A real estate investment trust
9. An entity registered at all times during the tax year under the Investment Company Act of 1940
10. A common trust fund operated by a bank under section 584(a)
11. A financial institution
12. A middleman known in the investment community as a nominee or custodian
13. A trust exempt from tax under section 664 or described in section 4947

Exemption from FATCA Reporting

The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank.

A. An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)
B. The United States or any of its agencies or instrumentalities
C. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities
D. A corporation the stock of which is regularly traded on one or more established securities markets, as described in Reg. section 1.1472-1(c)(1)(i)
E. A corporation that is a member of the same expanded affiliated group as a corporation described in Reg. section 1.1472-1(c)(1)(i)
F. A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered under the laws of the United States or any state
G. A real estate investment trust
H. A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940
I. A common trust fund as defined in section 584(a)
J. A bank as defined in section 581
K. A broker
L. A trust exempt from tax under section 664 or described in section 4947(a)(1)
M. A tax exempt trust under a section 403(b) plan or section 457(g) plan

Definition of a U.S. Person. For federal tax purposes, you are considered a U.S. person if you are:

- An individual who is a U.S. citizen or U.S. resident alien,
- A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States,
- An estate (other than a foreign estate), or
- A domestic trust (as defined in Regulations Section 301.7701-7).

Please return the completed form to:

Computershare
100 University Avenue, 8th Floor,
Toronto, Ontario M5J 2Y1

Privacy Notice: Computershare is committed to protecting your personal information. In the course of providing services to you and our corporate clients, we receive non-public personal information about you-from transactions we perform for you, forms you send us, other communications we have with you or your representatives, etc. This information could include your name, contact details (such as residential address, correspondence address, email address), Taxpayer Identification Number (TIN), survey responses, securities holdings and other financial information. We use this to administer your account, to better serve your and our clients' needs and for other lawful purposes relating to our services. Computershare may transfer personal information to other companies in or outside of Canada that provide data processing and storage or other support in order to facilitate the services it provides. Where we share your personal information with other companies to provide services to you, we ensure they have adequate safeguards to protect your personal information. We also ensure the protection of rights of data subjects under the General Data Protection Regulation, where applicable. We have prepared a Privacy Code to tell you more about our information practices, how your privacy is protected and how to contact our Chief Privacy Officer. It is available at our website, www.computershare.com, or by writing to us at 100 University Avenue, Toronto, Ontario, M5J 2Y1.

You are required to provide your TIN if we require it for income reporting. Computershare may also ask for your TIN as an identification-security measure if you call or write to request service on your account; however you may decline this usage.

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